UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2024

LEARN CW INVESTMENT CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40885	98-1583469
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11755 Wilshire Blvd. Suite 2320 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 324-2990

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.0001 par value	LCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 18, 2024, Learn CW Investment Corporation (the “Company”) issued a fourth amended and restated promissory note (the “Restated Note”) in the principal amount of $4,800,000 to CWAM LC Sponsor LLC, the Company’s sponsor (“Sponsor”). The Restated Note amends, restates, replaces and supersedes that certain third amended and restated promissory note dated June 28, 2024, in the principal amount of $3,800,000, executed by the Company in favor of the Sponsor. The Restated Note may be drawn down by the Company from time to time prior to the earlier of (i) December 13, 2024 and (ii) the date on which the Company consummates an initial business combination (a “Business Combination”). Upon the consummation of a Business Combination, the Sponsor will have the option to convert up to $1,500,000 of the principal balance of the Restated Note into private placement warrants of the Company at a price of $1.00 per private placement warrant. The Restated Note does not bear interest. Any unpaid balance owed under the Restated Note may be accelerated upon the occurrence of an Event of Default (as defined in the Restated Note). In the event the Company does not consummate a Business Combination, the Restated Note will be repaid only to the extent that the Company has funds available to it outside of the trust account established in connection with its initial public offering.

The foregoing description of the Restated Note is qualified in its entirety by reference to the full text of the Restated Note, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Fourth Amended & Restated Promissory Note in favor of CWAM LC Sponsor LLC, dated September 18, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARN CW INVESTMENT CORPORATION

Date: September 19, 2024	By:	/s/ Robert Hutter
	Name:	Robert Hutter
	Title:	Chief Executive Officer